UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 28, 2009
Date of Report (Date of earliest event reported)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13958 (Commission File Number)	13-3317783 (I.R.S. Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut 06155
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 547-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The board of directors (the "Board") of The Hartford Financial Services Group, Inc. (the "Company") amended the Company’s Amended and Restated By-laws (the “By-laws”) on May 28, 2009.  The sole change was to amend Section 2.4(f) of the By-laws to allow any Assistant Secretary, in addition to the Secretary, to give notice of Board meetings to directors as provided thereunder.

The foregoing description of the By-laws amendment does not purport to be complete and is qualified in its entirety by reference to the By-laws, as amended, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

3.1           Amended and Restated By-laws of The Hartford Financial Services Group, Inc., effective May 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC. (Registrant)

March 9, 2010	By:	/s/ RICARDO A. ANZALDUA
Name: Ricardo A. Anzaldua
Title: Senior Vice President and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated By-laws of The Hartford Financial Services Group, Inc., effective May 28, 2009